Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (this “Amendment No. 1”) to Loan Agreement is made and entered into effective as of August 25, 2023, by and between Safe and Green Development Corporation (the “Company”) and BCV S&G DevCorp (“BCV S&G”). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the BCV Loan Agreement (as defined below).

WHEREAS, the Company and BCV S&G are parties to that certain Loan Agreement, dated as of June 16, 2023 (the “BCV Loan Agreement”).

WHEREAS, the parties desire to amend the BCV Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the BCV Loan Agreement, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	The second paragraph of Section 3 of the of the BCV Loan Agreement is hereby amended and restated to read as follows:

“The Borrower intends to list on the Nasdaq stock exchange before the 15th of September 2023 under the ticker SGD.”

2.	The first paragraph of Section 11 of the BCV Loan Agreement is hereby amended and restated to read as follows:

“The Parties agree that if the Borrower is not able to be listed on the Nasdaq stock exchange before the 15th of September 2023 under the ticker SGD, the Loan will be secured by a security interest in the 29.66 acres of underlying land and entitlements of a proposed manufacturing facility, located along Douglas Drive, in Saint Marys, GA 31558 ( United States of America), whose the features are described in annex 2 of the Agreement, (“Saint Marys Property”), ( the “Alternative Collateral”).”

3.	Except as otherwise expressly provided herein, all of the other terms and conditions of the BCV Loan Agreement remain unchanged and continue in full force and effect.

[Signature Pages Follow]

Executed as of the date written on the cover page to this Amendment No. 1.

Bridgeline Capital Ventures on behalf of its Compartment BCV S&G DevCorp

Represented by Bridgeline Capital Partners in its capacity of Management Company

/s/ George Pal	/s/ Hervé Croset
Name: George Pal	Name: Hervé Croset
Function: Director	Function: Director

Safe and Green Development Corporation

/s/ Nicolai Brune	/s/ David Villarreal
Name: Nicolai Brune	Name: David Villarreal
Function: Chief Financial Officer	Function: Chief Executive Officer

[Signature Page to Amendment No. 1 to Loan Agreement]